Q2 2023


MARTEN
68026
25180
MARTEN



Disclosure

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten's current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Marten's reports and filings with the Securities and Exchange Commission.



Q1 and Q2 Operating Revenue and Net Income Since 2020

While the soft freight market demand, excess capacity and inflationary costs continue to put considerable pressure on industry pricing, volumes and margins, we recorded our second-highest second quarter operating revenue and net income in our history – and are investing in and positioning our premium service solutions to capitalize on profitable organic growth opportunities as the market necessarily recovers

Q2 Operating Revenue
In millions


$350
$300
$250
$200
$150
$100
$212.4
$232.4
$329.6
$285.7
Q2 '20
Q2 '21
Q2 '22
Q2 '23

Q2 Net Income
In millions


$35
$30
$25
$20
$15
$10
$5
$18.1
$21.4
$31.7
$21.9
Q2 '20
Q2 '21
Q2 '22
Q2 '23

Q1 Operating Revenue
In millions


$350
$300
$250
$200
$150
$100
$218.6
$223.0
$287.3
$298.0
Q1 '20
Q1 '21
Q1 '22
Q1 '23

Q1 Net Income
In millions


$35
$30
$25
$20
$15
$10
$5
$13.7
$18.0
$27.5
$22.5
Q1 '20
Q1 '21
Q1 '22
Q1 '23



Operating Results

Each year since 2018 has had a very different market environment–with 2023 considerably softer

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

Operating Results Comparison-Percentage Change vs. Same Period of Prior Year

	Three Months Ended June 30, 2023 vs. 2022	Three Months Ended March 31, 2023 vs. 2022	Year Ended December 31, 2022 vs. 2021	Year Ended December 31, 2021 vs. 2020	Year Ended December 31, 2020 vs. 2019	Year Ended December 31, 2019 vs. 2018
Operating revenue	(13.3)%	3.7%	29.8%	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	(7.6)%	3.9%	23.1%	8.3%	6.8%	8.6%
Operating income	(31.1)%	(19.1)%	28.3%	19.8%	21.9%	8.7%
Net income	(30.9)%	(18.3)%	29.2%	22.9%	13.8%	11.0%



Expanding Regional Operating Centers Network

THE FOUNDATION of Marten's growing business platform network designed for the best, most-efficient transportation service solutions for Marten's customers

- Truckload - regional temp and dry and OTR operating from 15 regional service centers--41% of revenue (62% temp/38% dry)
- Dedicated - customized solutions utilizing temp, dry and specialized equipment--37% of revenue (41% power-only/22% dry/37% temp)
- Brokerage - surge flexibility for customers' needs beyond Marten's assets--14% of revenue (77% temp/23% dry)
- Intermodal - refrigerated COFC and TOFC with extended dray from Marten's truck network--8% of revenue (85% temp/15% dry)
- MRTN de Mexico - door-to-door service between Mexico, the U.S. and Canada utilizing Mexican partner carriers within Mexico - our three border facilities are key to our new era of dry van expansion


Mondovi, WI Corporate Office
Pre-'09 facilities
Facilities added since '09
Portland, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Kansas City, KS
Jurupa Valley, CA
Phoenix, AZ
Otay Mesa, CA
Memphis, TN
Atlanta, GA
Dallas, TX
Laredo, TX
Tampa, FL
Rio Grande Valley, TX



Marten's Solar Advantage

Today's freight market heightens the importance of cost management



Marten's Solar Commitment
Tractor Auxiliary Power Unit and
Refrigerated Trailer Power Unit Integration
+
Nationwide Terminal and Office Installations
Mondovi
Carlisle
Richmond
Atlanta
Tampa
Kansas City
Indianapolis
Memphis
Dallas
Laredo
Jurupa Valley
Phoenix
Portland
Otay Mesa
In Partnership with All Energy Solar, St. Paul, MN
MARTEN



Marten's Consistent Dedicated Growth

We improved each of our dedicated operating revenue net of fuel s/c, operating income and operating ratio net of fuel s/c in 1H '23 from 1H '22 despite the soft market with our disciplined management of our defensive freight base

Dedicated Operating Revenue (excluding fuel surcharges)
In millions



$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
22%
11%
4%
2017
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23

Dedicated Operating Income
In thousands



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
935%
889%
536%
451%
Q1
Q2
Q3
Q4
Key:
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
% increases are from '14 to '23 for Q1 and Q2 and from '14 to '22 for Q3 and Q4

"Transformation is a process, not an event." – "Leading Change" by John P. Kotter



Marten's Brokerage Growth

- To protect our future brokerage growth, we haven't moved loads from brokerage to our tractors as is common with many carriers
- We have been increasing our volume of non-dedicated customer brokerage loads to minimize the impact in '23 of a number of our dedicated customers shifting brokerage loads to their tractors due to the soft market – see the following slide



Brokerage Operating Revenue
In millions
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
(8)%
(26)%
2017
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23



Brokerage Operating Income
In thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
585%
665%
718%
727%
Q1
Q2
Q3
Q4
Key:
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
% increases are from '14 to '23 for Q1 and Q2 and from '14 to '22 for Q3 and Q4

Shift in Brokerage Loads




Total Load Count
2021
2022
2023


Dedicated Load Count
2021
2022
2023


Total Loads Non Dedicated
2021
2022
2023


Dry Shipper Loads
2021
2022
2023



Growth in Dry Regional Truckload Operations Since the Pandemic Began

MARTEN TRANSPORT LTD.

- We built our regional service centers with the vision to expand into dry operations – a market 5X > temp
- Operating out of our Kansas City, Phoenix, Atlanta and Tampa facilities
- 1H '22 expansion of our dry operations into Mexico through our Dallas, Laredo and Otay Mesa facilities with continued growth expected for '23

Dry Operations Tractors



400
350
300
250
200
150
100
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
6/30/23

Dry Operations Operating Revenue

(excluding fuel surcharges) *In millions*



$80
$70
$60
$50
$40
$30
$20
$10
$0
86%
10%
21%
33%
16%
-%
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23

Dry Operations Operating Income

In thousands



$2,500
$2,000
$1,500
$1,000
$500
$0
381%
172%
232%
250%
Q1
Q2
Q3
Q4

Key:

- 2018
- 2019
- 2020
- 2021
- 2022
- 2023

% increases are from '18 to '23 for Q1 and Q2 and from '18 to '22 for Q3 and Q4



MRTN de Mexico Growth

-Results-driven performance -- operating revenue excluding fuel surcharges has increased 36% from $60.1 million for '21 to $81.5 million for '22 – and 4% from $40.0 million for Q2YTD '22 to $41.4 million for Q2YTD '23

-Temperature growth history with more expansive growth in the works

-Dry expansion with first loads in Feb., '22 and expected continued growth

-Facility expansion at all three MRTN de Mexico entry ports
  - -Moved into new Otay Mesa facility in June, '22
  - -Expanding present Laredo facility operations space
  - -Purchased land in Rio Grande Valley for building new facility with increased capacity



New Otay Mesa, CA Facility

Net Capital Expenditures



In millions
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$141.7
$106.3
$123.7
$134.9
$205
2019
2020
2021
2022
2023 Estimate



Marten People, Model and Culture/Data-Driven Measured/Disciplined Management

COVID-19 Pandemic has required accelerated disciplined data management changes

- Marten people initiate and implement our strategic vision and key strategic initiatives
- Marten people developed and continuously update our proprietary information systems enabling real-time data-driven decisions for improved supply chain productivity
- Marten's culture: visible costs and operating data to improve and add value daily – we measure and manage as a team and cover each other's backs to provide the best service for our customers – we are disciplined and we care
- "If you can't measure it, you can't manage it." – Peter Drucker
- "Great things in business are never done by one person. They're done by a team of people." – Steve Jobs
- "The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them." – Sam Walton



Record Improvement in Marten's Operating Revenue Excluding Fuel Surcharges

-2022 was the 12th straight year with our highest operating revenue excluding fuel s/c

- We expanded our customer diversity by adding 126 shipper codes for 59 new customers while modestly pulling back our fleet size to minimize the impact of this year's market rate pressure

MARTEN TRANSPORT LTD.



In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
4%
(8)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23

"The achievements of an organization are the results of the combined effort of each individual." – Vince Lombardi



Record Improvement in Marten's Operating Income

–In each of the five years from 2018 through 2022 we had the then–best operating income in our history



In millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
(19)%
(31)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23

"To succeed in this world, you have to change all the time." – Sam Walton

"You can't build a reputation on what you were going to do." – Henry Ford



Record Improvement in Marten's Operating Ratio, Net of Fuel S/C

-In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986



94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
85.4%
88.6%
84.8%
88.7%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23



Improvement in Marten's Earnings Per Diluted Share[1]

–2022 improved 31% over 2021



$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
(16)%
(30)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 '22
Q1 '23
Q2 '22
Q2 '23

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

395% increase from Q2 '09 to Q2 '23



Improving Organic Operating Results

Nothing has changed since Chris Henry wrote this in Dec. 2018:

"Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered consistent, top quartile results. Key word is consistent. When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team... Marten has hung with and bettered the performance of many of the big dogs."

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

While the soft freight market demand, excess capacity and inflationary costs continue to put considerable pressure on industry pricing, volumes and margins, we recorded our second-highest second quarter operating revenue and net income in our history - and are investing in and positioning our premium service solutions to capitalize on profitable organic growth opportunities as the market necessarily recovers

The disciplined execution by our bright and talented people of a unique business model featuring our multifaceted business platform has driven and will continue to drive profitable growth.

"Energy and persistence conquer all things." - Benjamin Franklin